Exhibit 99.2

BRAVEHEART FINANCIAL SERVICES LIMITED (UNAUDITED)

CONTENTS
Page
Profit and loss account	1

Balance sheet	2

Notes to the financial accounts	3-6

BRAVEHEART FINANCIAL SERVICES LIMITED (UNAUDITED)

PROFIT AND LOSS ACCOUNT FOR THE SIX MONTH PERIOD ENDED 30 SEPTEMBER 2006
	Notes	6 months to 30 September 2006 £	6 months to 30 September 2005 £
Turnover		1,752,143	—

Administrative expenses		(838,260)	—

Profit on ordinary activities before taxation	2	913,883	—

Tax on profit on ordinary activities	3	(198,487)	—

Profit on ordinary activities after taxation	9	715,396	—

The notes on pages 3 to 6 form part of these financial accounts.

BRAVEHEART FINANCIAL SERVICES LIMITED (UNAUDITED)

BALANCE SHEET
	Notes	£	As at 30 September 2006 £	£	As at 30 September 2005 £
Fixed assets
Tangible assets	4		39,852		—

Current assets
Debtors	5	853,193		1
Cash at bank and in hand		1,050,284		—

		1,903,477		1

Creditors: amounts falling due within one year	6	(974,313)		—

Net current assets			929,164		1

Total assets less current liabilities			969,016		1

Creditors: amounts falling due after more than one year	7		(100,000)		—

			869,016		1

Capital and reserves
Called up share capital	8		200,191		1
Profit and loss account	9		668,825		—

Shareholders’ funds - equity interests	10		869,016		1

The notes on pages 3 to 6 form part of these financial accounts.

BRAVEHEART FINANCIAL SERVICES LIMITED (UNAUDITED)

NOTES TO THE FINANCIAL ACCOUNTS

FOR THE 6 MONTH PERIODS ENDED 30 SEPTEMBER 2006 AND 2005
1	Accounting policies

1.1	Accounting convention

The financial accounts are prepared under the historical cost convention.

1.2	Turnover

Turnover represents amounts receivable for goods and services net of VAT and trade discounts.

1.3	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Fixtures, fittings & equipment	3 years
Motor vehicles	4 years

2	Operating profit	6 months to 30 September 2006 £	6 months to 30 September 2005 £
	Operating profit is stated after charging:
	Depreciation of tangible assets	4,085	—

3	Taxation	6 months to 30 September 2006 £	6 months to 30 September 2005 £
	Domestic current year tax
	U.K. corporation tax	198,487	—

	Current tax charge	198,487	—

BRAVEHEART FINANCIAL SERVICES LIMITED (UNAUDITED)

NOTES TO THE FINANCIAL ACCOUNTS (continued)

FOR THE 6 MONTH PERIODS ENDED 30 SEPTEMBER 2006 AND 2005

4	Tangible fixed assets		Fixed assets £
	Cost
	At 1 April 2006		29,000
	Additions		22,187

	At 30 September 2006		51,187

	Depreciation
	At 1 April 2006		7,250
	Charge for the period		4,085

	At 30 September 2006		11,335

	Net book value
	At 30 September 2006		39,852

5	Debtors	As at 30 September 2006 £	As at 30 September 2005 £
	Other debtors	853,193	1

6	Creditors: amounts falling due within one year	As at 30 September 2006 £	As at 30 September 2005 £
	Trade creditors	75,559	—
	Taxation and social security	376,852	—
	Other creditors	521,902	—

		974,313	—

BRAVEHEART FINANCIAL SERVICES LIMITED (UNAUDITED)

NOTES TO THE FINANCIAL ACCOUNTS (continued)

FOR THE 6 MONTH PERIODS ENDED 30 SEPTEMBER 2006 AND 2005

7	Creditors: amounts falling due after more than one year

	As at 30 September 2006 £	As at 30 September 2005 £
Other creditors - subordinated loan	100,000	—

Analysis of loans
Wholly repayable within five years	100,000	—

8	Share capital

	As at 30 September 2006 £	As at 30 September 2005 £
Authorised
100,000 Ordinary shares of 1p each	1,000	1,000

Allotted, called up and fully paid
1,000 Ordinary shares of 1p each	10	1
200,181 Preference shares of £1 each	200,181	—

9	Statement of movements on profit and loss account

Profit and loss account £
Balance at 1 April 2006	(46,571)
Retained profit for the period	715,396

Balance at 30 September 2006	668,825

BRAVEHEART FINANCIAL SERVICES LIMITED (UNAUDITED)

NOTES TO THE FINANCIAL ACCOUNTS (continued)

FOR THE 6 MONTH PERIODS ENDED 30 SEPTEMBER 2006 AND 2005

10	Reconciliation of movements in shareholders’ funds

	As at 30 September 2006 £	As at 30 September 2005 £
Profit for the financial period	715,396	—
Proceeds from issue of shares	200,181	1

Net addition to shareholders’ funds	915,577	1
Opening shareholders’ funds	(46,561)	—

Closing shareholders’ funds	869,016	1